EXHIBIT 4.2
COMMON STOCK COMMON STOCK INCORPORATED IN THE STATE OF DELAWARE CUMULUS SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP EBlDflE 3D t> FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK, S.01 PAR VALUE, OF CUMULUS MEDIA INC. transferable only on llie books of the Corporation by the holder hereof in person or by a duly authori/.ed attorney upon surrender of this certificate properly endorsed. This certificate is no; valid until countersigned by the Transfer Agent and registered by the Registrar. A statement in full of all llie powers, designations, preferences and relative, participating, optional, or othc[1] special rights of each class of stock or scries thereof and the qualifications, limitations or restrictions of such preferences and/or rights, will he furnished by the Corporation to any slockhoidc upon request and without charge. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated:

CUMULUS MEDIA INC.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)
TOD	-	transfer on death
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED                                                             HEREBY SELL, ASSIGN AND TRANSFER UNTO
PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                              Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                                                                                                                                                                      Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated,

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.